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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2001


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

           Missouri                     1-16681                74-2976504
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

    720 Olive Street           St. Louis, Missouri                63101
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)




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Item 7.           Exhibits.

         See the Index to Exhibits.


Item 9.           Regulation F.D.

         On December 14, 2001 the Company issued its news release attached as Exhibit 1.






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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE LACLEDE GROUP, INC.
                                                   (Registrant)



                                               By: /s/ Gerald T. McNeive, Jr.
                                                  -----------------------------
                                                  Gerald T. McNeive, Jr.
                                                  Senior Vice President



December 14, 2001
     (Date)




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                              Index to Exhibits


Exhibit No.
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   1              The Laclede Group news release dated December 14, 2001.